Exhibit 32

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nutra Pharma Corp. on Form 10-QSB for
the period ending June 30, 2004, as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, Rik J. Deitsch, Chief Executive
Officer and Chief Financial Officer of the Company, certify, pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

/s/ Rik J. Deitsch
Rik J. Deitsch
Chief Executive Officer and
Chief Financial Officer
Date: August 27, 2004